UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported): November 19, 2014

ESSENT GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	005-87689	Not Applicable
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Clarendon House

2 Church Street

Hamilton HM 11, Bermuda

(Address of Principal Executive Offices and Zip Code)

(441) 297-9901

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 — Other Events

Item 8.01                   Other Events.

Certain exhibits are filed herewith in connection with the Prospectus Supplement dated November 19, 2014 to the Prospectus dated November 17, 2014, forming part of the Registration Statement on Form S-3 (File No. 333-200311) filed by Essent Group Ltd. (the “Company”) with the Securities and Exchange Commission covering the offering and sale of an aggregate of 13,800,000 common shares of the Company, par value $0.015 per share (the “Common Shares”), by the Company and certain selling shareholders.

On November 19, 2014, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith, as representatives of the underwriters listed on Schedule I thereto (collectively, the “Underwriters”), and the Selling Shareholders listed on Schedule II thereto (the “Selling Shareholders”) in connection with the offering and sale by the Company of 6,000,000 Common Shares and the offering and sale by the Selling Shareholders named therein of 6,000,000 Common Shares, at a public offering price of $22.25 per share, less an underwriting discount of $1.001250 per share. In addition, the Underwriters were granted an option pursuant to the Underwriting Agreement to purchase an additional 1,800,000 Common Shares from such Selling Shareholders, which option has been exercised prior to the date hereof. The Company expects to receive proceeds from this offering, net of underwriting discounts and commissions and estimated expenses payable by the Company, of approximately $126.6 million. The Company will not receive any proceeds from the sale of common shares by the Selling Shareholders.

The Underwriting Agreement and opinions of counsel are filed as exhibits hereto.

Section 9 — Financial Statements and Exhibits

Item 9.01.                                        Financial Statements and Exhibits

(d)              Exhibits

Exhibit No.	Description

1.1

Underwriting Agreement, dated November 19, 2014, by and among the Company, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, and the Selling Shareholders

5.1	Opinion of Conyers Dill & Pearman Limited

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2014	ESSENT GROUP LTD.

	By:	/s/ Lawrence E. McAlee
Name: Lawrence E. McAlee
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1

Underwriting Agreement, dated November 19, 2014, by and among the Company, Goldman, Sachs & Co., J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein, and the Selling Shareholders

5.1	Opinion of Conyers Dill & Pearman Limited